SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of January 26, 2004 is by and among CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and its subsidiaries party hereto (the Company and its subsidiaries are collectively referred to herein as the “Loan Parties” and individually referred to herein as a “Loan Party”), the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the “Banks”), and BANK ONE, NA, a national banking association with its main office in Chicago, Illinois, as agent on behalf of the Banks (in such capacity, the “Agent”).

RECITALS

        A.        The Loan Parties, the Banks, and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of April 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of September 26, 2003 (as amended, modified, restated, or replaced from time to time, the “Credit Agreement”), pursuant to which the Banks agreed, subject to the terms thereof, to extend credit to the Loan Parties.

        B.        The parties hereto now desire to amend the Credit Agreement as set forth herein.

TERMS

        In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

        ARTICLE I. AMENDMENT. Upon the conditions set forth in Article III being fulfilled, the Credit Agreement shall be amended as follows:

        1.1     The definition of the term “Borrowing Base” set forth in Section 1.1 of the Credit Agreement is amended by deleting the reference to “One Million Seven-Hundred Fifty Thousand Dollars ($1,750,000)” appearing therein and inserting “Two Million One-Hundred Thousand Dollars ($2,100,000)” in place thereof.

        ARTICLE II. REPRESENTATIONS AND WARRANTIES. Each of the Loan Parties represents and warrants to the Agent and the Banks that:

        2.1     The execution, delivery, and performance of this Amendment are within its powers, have been duly authorized by all necessary corporate or company action, as the case may be, and are not in contravention of any law, rule, or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of its Certificate of Incorporation or Articles of Organization, as the case may be, or By-laws or Operating Agreement, as the case may be, or of any contract or undertaking to which it is a party or by which it or its properties is or may be bound.

        2.2     This Amendment is the legal, valid, and binding obligation of each Loan Party, enforceable against it in accordance with the respective terms hereof.

        2.3     After giving effect to the amendments herein contained, the representations and warranties contained in Section 9 of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

        2.4     No Event of Default or Unmatured Event of Default exists or has occurred or is continuing on the date hereof.

        ARTICLE III. CONDITIONS OF EFFECTIVENESS.  This Amendment shall not become effective until each of the following has been satisfied:

        3.1     This Amendment shall have been executed by the Loan Parties, the Agent, and the Banks.

        3.2     The Loan Parties shall furnish to the Agent certified copies of the resolutions of the Board of Directors or the members, as the case may be, of the Loan Parties approving this Amendment, and of all documents evidencing other necessary corporate or company action, as the case may be, and governmental approvals, if any, with respect to this Amendment.

        3.3     The Loan Parties shall furnish to the Agent such other approvals, opinions, or documents as the Agent may reasonably request.

        ARTICLE IV. MISCELLANEOUS.

        4.1     From and after the date of this Amendment, references in the Credit Agreement or in any note, certificate, instrument or other document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

        4.2     The Loan Parties acknowledge and agree that the Agent and the Banks have fully performed all of their obligations under all documents executed in connection with the Credit Agreement and all actions taken by the Agent or any of the Banks are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. The Loan Parties represent and warrant that they have no claims or causes of action against the Agent or any of the Banks.

        4.3     If any of the Loan Parties shall fail to perform or observe any term, covenant or agreement contained in this Amendment, or if any representation or warranty made by any Loan Party in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

        4.4     Except as expressly amended hereby, the Loan Parties agree that the Credit Agreement, the Notes, the Loan Documents, and all other documents and agreements executed by the Loan Parties in connection with the Credit Agreement in favor of the Agent or the Banks are ratified and confirmed and shall remain in full force and effect, and that they have no set off, counterclaim, or defense with respect to any of the foregoing.

        4.5     Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

        4.6     This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to conflicts of law principles of such State.

        4.7     This Amendment may be signed in any number of counterparts, with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

        IN WITNESS WHEREOF, the parties below have caused this Amendment to be executed and delivered as of the date first written above.

CLARION TECHNOLOGIES, INC. By: /s/ Edmund Walsh ——————————————
Its: CFO/Treasurer ——————————————

MITO PLASTICS, INC. By: /s/ Edmund Walsh ——————————————
Its: CFO/Treasurer ——————————————

CLARION REAL ESTATE, L.L.C. By: CLARION TECHNOLOGIES, INC., its Member By: /s/ Edmund Walsh ——————————————
Its: CFO/Treasurer ——————————————

BANK ONE, NA, for itself and as Agent By: /s/ Kevin Paul ——————————————
Its: First Vice President ——————————————